UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 4, 2014

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2014, Marc Diouane, our Executive Vice President, Global Services, resigned effective March 31, 2014.  Mr. Diouane will continue as a consultant to PTC for the period April 1, 2014 to November 15, 2014 under a Consulting Agreement dated March 6, 2014 to assist with the transition of his responsibilities.  Under the terms of the Consulting Agreement, PTC will pay Mr. Diouane $100,000 for his services under the Consulting Agreement, his unvested equity will continue to vest in accordance with its terms during the term of the Consulting Agreement, and PTC will provide certain expatriate tax services to him for 2014.  If the Consulting Agreement is terminated by PTC for cause or by Mr. Diouane, no further amounts will be paid to him under the Consulting Agreement, all unvested equity will be forfeited and PTC will not be obligated to provide the tax services to him.  If PTC terminates the Consulting Agreement without cause, all amounts that have not yet been paid under the Consulting Agreement will be paid to him, all unvested equity that would have vested on or before November 15, 2014 will accelerate and vest, and PTC will be obligated to provide the expatriate tax services for 2014 to him.

A copy of the Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2014 Annual Meeting of Stockholders of PTC held on March 5, 2014, stockholders approved an amendment to PTC’s By-Laws that designates Massachusetts as the exclusive forum for resolving derivative actions and certain other intra-corporate stockholder disputes.

A copy of the By-Law Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the By-Law Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Law Amendment.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on March 5, 2014.  Four proposals were before the meeting:

●	Elect three Class III directors to serve until the 2017 Annual Meeting;

●	Advisory vote to approve the compensation of our named executive officers;

●	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as PTC’s independent registered public accounting firm for the 2014 fiscal year;

●	Approve an amendment to PTC’s By-Laws requiring certain stockholder lawsuits to be tried in Massachusetts.

The votes with respect to the proposals are set forth below.

Elect Three Class III Directors to Serve until the 2017 Annual Meeting
	For	Withheld	Broker Non-Votes
Janice Chaffin	105,299,092	2,754,081	5,544,658
James Heppelmann	107,123,800	929,373	5,544,658
Paul Lacy	104,928,549	3,124,624	5,544,658

Advisory Vote to Approve the Compensation of Our Named Executive Officers
For	Against	Abstain	Broker Non-Votes
103,608,416	4,297,567	147,190	5,544,658

Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as PTC’s Independent Registered Public Accounting Firm for the 2014 Fiscal Year
For	Against	Abstain	Broker Non-Votes
111,213,523	2,282,687	101,621	--

Approve an amendment to our By-Laws requiring certain stockholder lawsuits to be tried in Massachusetts.
For	Against	Abstain	Broker Non-Votes
66,027,834	40,650,978	1,374,361	5,544,658

Section 9 - Financial Statements and Exhibits

Item 9.01.                   Financial Statements and Exhibits.

(d)           Exhibits.

3.1           Amendment to Amended and Restated By-Laws of PTC Inc.

10.1    Consulting Agreement dated March 6, 2014 by and between PTC Inc. and Marc Diouane.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: March 6, 2013	By:	/s/ Aaron C. von Staats
Aaron C. von Staats
General Counsel & Secretary